UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                --------------

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 11, 2005



                       Hansen Natural Corporation
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           (Exact name of registrant as specified in its charter)




                                Delaware
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              (State or other jurisdiction of incorporation)



            0-18761                               39-1679918

  ----------------------------------------------------------------------
   (Commission File Number)           (IRS Employer Identification No.)


                              1010 Railroad Street
                            Corona, California 92882
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            (Address of principal executive offices and zip code)


                             (951) 739 - 6200
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            (Registrant's telephone number, including area code)


                                 N/A
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       (Former name or former address, if changed since last report)


 Item 8.01.  Other Events

     On August 12, 2005, Hansen Natural Corporation will issue a press release to respond to certain unfounded speculation. A copy of the press release is furnished as Exhibit 99.1 hereto.


Item 9.01  Financial Statements and Exhibits


         (c)  Exhibits.

                  The following exhibit is furnished herewith:

              Exhibit 99.1  Press Release dated August 12, 2005.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Hansen Natural Corporation



Date:  August 11, 2005               /s/Hilton H. Schlosberg
                                     ---------------------------------------
                                     Hilton H. Schlosberg
                                     Vice Chairman of the Board of Directors,
                                     President and Chief Financial Officer